UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

May 12, 2016

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah (State of Incorporation) 1583 South 1700 East Vernal, Utah (Address of principal executive offices)	46-4341605 (I.R.S. Employer Identification No.) 84078 (Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 13, 2016, Hard Rock Solutions, LLC (“Hard Rock”), a wholly owned subsidiary of Superior Drilling Products, Inc. (the “Company”), entered into a distribution agreement with Drilling Tools International, Inc. (“DTI”). Under this agreement, DTI is engaged as the exclusive distributor of the Company’s Drill N Ream tool (the “DNR Tool”) within a territory including Canada and the United States, both land and offshore (other than in certain Rocky Mountain states), as well as all other offshore North America. DTI has the exclusive right to distribute and market, for lease or rental, and to provide limited servicing, of the DNR Tool within such territory on pricing and other terms specified in the agreement. DTI is required to pay 8% of the gross rental revenues due to DTI from its customers, excluding certain royalty revenues. The agreement has a five year term with renewal provisions at the option of the parties. The agreement includes customary provisions regarding liability, indemnification, insurance and damages.

The foregoing description of the distribution agreement is qualified in its entirety by reference to the text of the distribution agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On May 13, 2016, Superior Drilling Products, Inc. issued a press release announcing its preliminary financial results for the quarter ending March 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The webcast and slide presentation for the earnings call are available on the Investor s page of the Company’s website at www.sdpi.com. Information on the Company’s website is not deemed to be incorporated herein by reference. The slide presentation for the is furnished herewith as Exhibit 99.3.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibit 99.2 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01	Other Events.

On May 13, 2016, the Company issued a press release announcing the execution of the DTI distribution agreement. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Distribution Agreement between Hard Rock Solutions, LLC and Drilling Tools International, Inc. dated May 12, 2016.**

99.1	Press release issued on May 13, 2016 regarding DTI Agreement.**

99.2	Press release dated May 13, 2016 regarding first quarter 2016 earnings. ***

99.3	Slide presentation accompanying earnings call.***

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission and this exhibit has been filed separately with the Securities and Exchange Commission in connection with such request.

** Filed herewith.

***Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2016

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer